UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

 RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
Ontario	001-36787	98-1206431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

130 King Street West, Suite 300		M5X 1E1
Toronto,	Ontario
(Address of Principal Executive Offices)		(Zip Code)

(905) 339-6011
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 6, 2024, Restaurant Brands International Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the ten (10) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2025 Annual Meeting of Shareholders or until his or her successor is elected or appointed, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2025 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration, (iv) did not approve a shareholder proposal regarding water risk, (v) did not approve a shareholder proposal regarding antibiotics, (vi) did not approve a shareholder proposal to require the Company to disclose its broiler KWIs, metrics for improving broiler welfare and how the Company are using our KWIs and metrics to improve animal welfare, (vii) did not approve a shareholder proposal regarding plastic use, and (viii) did not approve a shareholder proposal to require Board Chair to be independent. Note that Proposals 4, 5, and 9 were withdrawn by the proponents prior to the meeting.

The voting results for each proposal are as follows:

Proposal 1: Election of the ten (10) directors specifically named in the Proxy Statement, each to serve until the close of the 2025 Annual Meeting of Shareholders or until his or her successor is elected or appointed:

Nominee	Number of Votes For	Number of Votes Against	Number of Votes Abstain	Broker Non-Votes
Alexandre Behring	367,429,515	27,647,362	1,374,437	6,103,753
Maximilien de Limburg Stirum	394,653,046	1,741,612	56,655	6,103,754
J. Patrick Doyle	389,749,683	6,574,552	127,078	6,103,754
Cristina Farjallat	382,281,092	13,931,373	238,851	6,103,751
Jordana Fribourg	377,375,177	18,479,165	596,976	6,103,749
Ali Hedayat	384,881,529	11,488,584	81,207	6,103,747
Marc Lemann	377,708,464	18,087,227	655,624	6,103,752
Jason Melbourne	380,554,054	15,654,327	242,932	6,103,754
Daniel S. Schwartz	394,911,858	1,476,602	62,817	6,103,790
Thecla Sweeney	394,059,000	2,314,163	78,155	6,103,749

Proposal 2: Approval, on a non-binding advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
358,229,412	38,094,581	127,318	6,103,756

Proposal 3: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2025 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
384,932,402	17,539,804	82,861

Proposal 6: Consider a shareholder proposal regarding water risk:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
113,702,969	282,542,573	205,772	6,103,753

Proposal 7: Consider a shareholder proposal regarding antibiotics:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
45,808,192	350,401,685	241,434	6,103,756
Proposal 8: Consider a shareholder proposal to require us to disclose our broiler KWIs, metrics for improving boiler welfare and how we are using our KWIs and metrics to improve animal welfare:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
19,594,296	370,414,376	6,442,648	6,103,747

Proposal 10: Consider a shareholder proposal regarding reducing plastic use:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
106,012,435	282,584,573	6,808,478	7,149,581
Proposal 11: Consider a shareholder proposal to require Board Chair to be independent:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
88,995,044	305,831,949	578,496	7,149,578

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: June 6, 2024	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary